COMMERCE BANCSHARES, INC. EARNINGS HIGHLIGHTS 1st Quarter 2024 PEOPLE, GROWTH AND POSSIBILITIES

CAUTIONARY STATEMENT A number of statements we will be making in our presentation and in the accompanying slides are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation’s plans, goals, objectives, expectations, projections, estimates and intentions. These forward- looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s actual results to differ materially from such forward- looking statements made herein or by management of the Corporation are set forth in the Corporation’s 2023 Annual Report on Form 10-K and the Corporation’s Current Reports on Form 8-K. 2

COMMERCE BANCSHARES

158 YEARS IN BUSINESS



142 branches and 268 ATMs across 7 states

CORE BANKING FOOTPRINT
COMMERCIAL | CONSUMER | WEALTH MANAGEMENT

St. Louis • Kansas City • Springfield
Central Missouri • Central Illinois • Wichita
Tulsa • Oklahoma City • Denver

COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines
Indianapolis • Grand Rapids • Houston[1]

WEALTH MANAGEMENT OFFICES

Dallas • Houston[1] • Naples[1]

U.S. PRESENCE

Extended Market Area

Commercial Payments Services
Offered in 48 states across the U.S.

TOTAL ASSETS
$30.4 BILLION

41st
LARGEST U.S. BANK BASED ON ASSET SIZE[2]

MARKET CAP
$6.9 BILLION

22nd
LARGEST U.S. BANK BASED ON MARKET CAP[2]

TOTAL TRUST ASSETS UNDER ADMINISTRATION
$70.2 BILLION

20TH
LARGEST AMONG BANK-MANAGED TRUST COMPANIES BASED ON AUM[2]

TIER 1 COMMON RISK-BASED CAPITAL RATIO
AS OF Dec. 31, 2023
15.25%

4TH
HIGHEST AMONG TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

TOTAL DEPOSITS **$24.4** BILLION

TOTAL LOANS[3] **$17.3** BILLION

$9.9 BILLION **COMMERCIAL CARD VOLUME**
AS OF DECEMBER 31, 2023

15.39% **RETURN ON AVERAGE COMMON EQUITY YTD**

4TH YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[2]

a2 **BASELINE CREDIT ASSESSMENT[4]**

TWO RATINGS ABOVE THE U.S. BANKING INDUSTRY MEDIAN RATING OF baa1

[1]Locations outside the core banking footprint that accept deposits
Sources: [2]S&P Global Market Intelligence – Regulated U.S. depositories which includes commercial banks, bank holding companies, and credit unions, rankings as of 12/31/2023; [3]Includes loans held for sale; [4]Moody's Sector Profile: Banks, March 1, 2024, Baseline Credit Assessment (BCA) reflects a bank's standalone credit strength; Company reports and filings, information as of 3/31/2024 unless otherwise noted.

3

4 TRACK RECORD OF LONG-TERM OUTPERFORMANCE Revenue Diversification Balanced earnings profile, fee revenue at 37%1 of total revenue, bolstered by growing wealth and national payments businesses Deposit Franchise $23.0 billion in low-cost, diverse deposits2 with peer-leading historical deposit betas Continued Long-Term Investments Core banking system implementation, Enterprise Digital, Expansion Markets, Wealth Management, Consistent Earnings & Shareholder Value Over 10% total annualized return to shareholders over the last 15 years, outperforming the annualized KBW Regional Bank Index return of 9%3 Capital Management Strong capital ratios, 56th consecutive year of common dividend increases4 Credit Quality Conservative risk profile drives outperformance across credit cycles 1As of YTD 3/31/2024; 2Excludes certificates of deposit greater than $100,000, period-end balance as of 3/31/2024; 3As of 3/31/2024; 4Based on 1Q2024 paid dividend

$.86 EPS • Net interest income up slightly over Q4 at $249MM. • Net interest margin increased 16 bps over Q4 to 3.33%. • Total cost of deposits increased 4 bps to 1.38%, compared to an increase of 13 bps in Q4. • Non-interest expense includes a one-time $10MM litigation settlement expense2 and a $4MM adjustment to the FDIC special assessment2. • Total average assets declined $736MM from Q4 mostly due to lower deposits balances at the Fed, driven by lower customer deposit balances and borrowings. • Period end non-interest bearing deposits to total deposits was down slightly from Q4 to 30.7%. • Net loan charge-offs of .21% and non-accrual loans of .03%. • TCE/TA increased 39 bps over Q4 to 9.24%. Highlights Well-positioned for current environment 1Q2024 HIGHLIGHTS $152.2 million PPNR1 $112.7 million Net Income 15.39% ROACE 1.48% ROAA 61.67% Efficiency Ratio 1See the non-GAAP reconciliation on page 24 2Accrued in 1Q24 5

1Q24 vs. 1Q23 1Q24 vs. 4Q23 Quarterly Average Balances % Change$ Change% Change$ Change1Q24$ in millions 5%$528.40%$44.2$11,073.7Commercial 3%147.8(0)%(22.2)6,006.3Consumer 4%$676.20%$22.0$17,080.1Total Loans (20)%)$(2,368.4(1)%)$(113.5$9,729.5Investment Securities 139%$1,128.4(19)%$(449.0)$1,938.4 Interest Earning Deposits with Banks (3)%)$(799.0(3)%)$(759.5$24,450.0Deposits 11%$2.21(0)%$(0.1)$22.70Book Value per Share1 BALANCE SHEET HIGHLIGHTS 1For the quarters ended March 31, 2024, December 31, 2023, and March 31, 2023 Loans: Flat compared to the prior quarter, 1% growth annualized Investment securities: Net maturities and paydowns providing liquidity. Interest Earning Deposits with Banks: Decline from previous quarter but ample levels of liquidity remained through Q1. Average Deposits: Declined from Q4, mostly reflecting CD maturities and seasonality. 6

$16.1 $17.5 $17.1 $9.1 $7.7 $7.3 1Q23 4Q23 1Q24 $25.2 $25.2 $24.4 -3% $10.5 $11.0 $11.1 $5.9 $6.1 $6.0 1Q23 4Q23 1Q24 $16.4 $17.1 $17.1 BALANCE SHEET 7 Loans Consumer Loans Commercial Loans Loan Yield Deposits QTD Average Balances $ billions Non-Interest Bearing Interest-Bearing Deposits Interest-Bearing Deposit Cost QTD Average Balances $ billions 5.56% 6.15% 6.27% .71% 1.93% 1.97% +4%

LOAN PORTFOLIO

Period-End Balances

$ in 000s	3/31/2024	12/31/2023	3/31/2023	QoQ	YoY
Business	$5,994,974	$6,019,036	$5,704,467	-.4%	5.1%
Construction	1,497,647	1,446,764	1,437,419	3.5%	4.2%
Business Real Estate	3,711,602	3,719,306	3,486,543	-.2%	6.5%
Personal Real Estate	3,039,885	3,026,041	2,952,042	.5%	3.0%
Consumer	2,119,308	2,077,723	2,094,389	2.0%	1.2%
Revolving Home Equity	322,523	319,894	295,478	.8%	9.2%
Consumer Credit Card	564,388	589,913	558,669	-4.3%	1.0%
Overdrafts	48,513	6,802	6,515	613.2%	644.6%
Total Loans	**$17,298,840**	**$17,205,479**	**$16,535,522**	**.5%**	**4.6%**

QTD Average Balances

$ in 000s	3/31/2024	12/31/2023	3/31/2023	QoQ	YoY
Business	$5,873,525	$5,861,229	$5,656,104	.2%	3.8%
Construction	1,472,554	1,523,682	1,410,835	-3.4%	4.4%
Business Real Estate	3,727,643	3,644,589	3,478,382	2.3%	7.2%
Personal Real Estate	3,031,193	3,027,664	2,933,750	.1%	3.3%
Consumer	2,082,490	2,117,268	2,067,385	-1.6%	.7%
Revolving Home Equity	322,074	310,282	296,748	3.8%	8.5%
Consumer Credit Card	562,892	568,112	556,223	-.9%	1.2%
Overdrafts	7,696	5,258	4,449	46.4%	73.0%
Total Loans	**$17,080,067**	**$17,058,084**	**$16,403,876**	**.1%**	**4.1%**

Commerce Bancshares, Inc.
8

COMMERCIAL REAL ESTATE BREAKDOWN

Real Estate - Business Loans	% of Total Loans
Owner – Occupied	6.9%
Industrial	3.5%
Office	2.8%
Retail	2.0%
Hotels	1.7%
Multi-family	1.7%
Farm	1.1%
Senior living	1.0%
Other	.8%
Total	**21.5%**

Real Estate - Business Loans
$3.7 billion



32.1%
Owner-occupied
13.1% Office
16.3%
Industrial
9.5%
Retail
7.9%
Multi-family
7.9%
Hotels
5.2%
Farm
4.7%
Senior living
3.3%
Other

Real Estate - Business Loans: Office Outstanding Balances by Geography[1]



Other Midwest States
Other States
OH
CO
IL
OK
7.5%
0.8%
5.1%
2.5%
2.8%
2.0%
53.4% MO
19.6%
KS
6.3%
TX

Real Estate - Business Loans: Office Attributes
as of March 31, 2024

- TTM Net Charge-offs on Office loans: .00%
- Delinquent Office Loans: .00%
- Non-Performing Office Loans: .00%
- Criticized[2] Office Loans to Total Office Loans: 3.69%
- Weighted Average LTV of Office Loans: 63.6%[3]
- Percent of loans at floating interest rate: 74.7%

[1]Geography determined by location of collateral. Includes only loans with a balance of $1 million and above, which represents 93% of outstanding balance of the stabilized, non-owner occupied office loans
[2]Critized is defined as special mention, substandard, and non-accrual loans
[3]LTV based on current exposure and property value at time of most recent valuation. Includes only loans with a balance of $1 million and above, which represents 93% of outstanding balance of the stabilized, non-owner occupied office loans

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10 INCOME STATEMENT HIGHLIGHTS $137 $165 $252 $224 1Q23 $389 $149 $152 $249 $232 1Q24 $398 Non-Interest Income (+) Net Interest Income (+) Non-Interest Expense (-) Pre-Tax, Pre-Provision Net Revenue (=) 1Q24 Comparison (7.9)%vs. 1Q23 7.1%vs. 4Q23 Pre-Tax, Pre-Provision Net Revenue (PPNR) $ in millions PPNR, excluding FDIC special assessments and a one-time litigation settlement accrual, was up 5.2% over 4Q and up .7% over the same period last year. Revenue was up 1.2% over Q4 and up 2.2% over the same period last year. Expenses, excluding the FDIC special assessment1 and one-time litigation settlement accrual, were down 1.5% from Q4 and up 3.4% over the same period last year. $251 $16 See the non-GAAP reconciliation on page 24 1Accrued $16M in 4Q23 and $4M in 1Q24 $145 $142 $248 $235 4Q23 $393 FDIC special assessment $246 $4 FDIC special assessment $10 One-time litigation settlement accrual

1Q24 vs. 1Q23 1Q24 vs. 4Q23 % Change$ Change% Change$ Change1Q24$ in millions (1)%)$(2.60%$.6$249.0Net Interest Income 8%$11.23%$4.0$148.8Non-Interest Income 10%$21.6(2)%)$(5.6$245.7Non-Interest Expense (8)%)$(13.07%$10.1$152.2Pre-Tax, Pre-Provision Net Revenue1 15%$.0(103)%)$(7.9$(.3)Investment Securities Losses, Net (58)%)$(6.7(19)%)$(1.1$4.8Provision for Credit Losses (6)%)$(6.83%$3.4$112.7Net-Income Attributable to Commerce Bancshares, Inc. 1Q24 vs. 1Q231Q23 1Q24 vs. 4Q234Q231Q24For the three months ended (5)%$.912%$.84$.86Net Income per Common Share – Diluted 7 bps3.26%16 bps3.17%3.33%Net Yield on Interest Earning Assets INCOME STATEMENT HIGHLIGHTS 1See the non-GAAP reconciliation on page 24 11

NON-INTEREST INCOME HIGHLIGHTS 12 1Q24 vs. 1Q23 1Q24 vs. 4Q23 % Change$ Change% Change$ Change1Q24$ in millions 1%$.3(2)%)$(.9$46.9Bank Card Transaction Fees 13%5.84%2.051.1Trust Fees 11%2.43%.624.2Deposit Account Charges and Other Fees 16%.5(9)%)(.43.9Capital Market Fees (13)%)(.721%.84.4Consumer Brokerage Services 21%.69%.33.1Loan Fees and Sales 19%2.412%1.715.2Other 8%$11.23%$4.0$148.8Total Non-Interest Income Bank Card Fees: Decrease from Q4 was driven by seasonality. Trust Fees: Increase over the prior year was mostly driven by higher private client fees. Deposit Account Charges and Other Fees: Increase compared to the same period last year due to higher corporate cash management fees.

NON-INTEREST EXPENSE HIGHLIGHTS 13 1Q24 vs. 1Q23 1Q24 vs. 4Q23 % Change$ Change% Change$ Change1Q24$ in millions 5%$7.43%$4.3$151.8Salaries and Employee Benefits 11%3.00%.031.2Data Processing and Software 6%.8-3%-.413.6Net Occupancy 73%3.4-61%-12.38.0Deposit Insurance 3%.2-2%-.15.0Equipment 3%.2-10%-.54.7Supplies and Communication -26%-1.4-38%-2.54.0Marketing 42%8.127%5.827.4Other 10%$21.6-2%$-5.6$245.7Total Non-Interest Expense 3%$7.5-2%$-3.6$231.6Total Non-Interest Expense, adjusted 1 1Excluding a $4.0 million adjustment to the FDIC special assessment and a $10 million one-time litigation settlement accrual in 1Q24 and $16.0 million FDIC special assessment in 4Q23. 2Accrued in 1Q24 Total non-interest expense: Increase of 3% over prior year excluding FDIC and litigation settlement accruals1 Salaries and employee benefits: Increase over the prior quarter mainly due to higher payroll taxes; increase over prior year was mostly due to higher full- time salaries. Deposit Insurance: Includes an additional $4.0 million FDIC special assessment2. Other: Includes a one-time litigation settlement accrual of $10.0 million2.

14 LIQUIDITY AND CAPITAL

LIQUIDITY AND CAPITAL HIGHLIGHTS 15 • $1.6B in cash at Federal Reserve Bank (FRB) at Q1. • AFS debt securities portfolio duration of 4.2 years. • Investment securities purchases in Q1 totaled $145.7MM at a weighted average yield of 4.65%. • Cash flows from maturities and paydowns of investments and resale agreements of approximately $1.8B expected over the next twelve months. – AFS debt securities of $1.6B – Securities purchased under agreements to resell of $125MM Liquidity • TCE/TA of 9.24%, an increase of 39 bps over Q4. Tier 1 leverage at 11.75%. • Purchased $42.0MM of common stock vs. $20.2MM in Q4. • AOCI loss increased from $(891MM) at Q4 to $(931MM) at Q1. • Tendered 823,477 of Visa Class B-1 shares, awaiting notification of acceptance and the closing of the exchange offer. Capital • QTD Average loan to deposit ratio of 70%. • Optimizing sources and uses of funding, allowing high cost CDs to mature. • Total deposits at period end decreased $924MM and customer repurchase agreements decreased $406MM. Balance Sheet / Deposits

2020 2021 2022 3Q23 4Q23 1Q24 $2.3 $3.0 $2.8 $2.3 $2.3 $2.4 DEPOSIT BALANCE TRENDS Segment view $ in billions 16 2020 2021 2022 3Q23 4Q23 1Q24 $9.9 $12.0 $11.9 $10.5 $10.6 $9.9 2020 2021 2022 3Q23 4Q23 1Q24 $11.3 $12.8 $13.4 $12.1 $12.1 $12.2 Commercial Consumer Wealth Average Balance 3Q23 4Q23 1Q24 $12.3 $12.4 $12.6 Period EndAverage Balance Average Balance Segment balances do not include brokered deposits. 2020 through 2022 are full year average balances. 3Q23 4Q23 1Q24 $10.0 $10.4 $9.3 Period End 3Q23 4Q23 1Q24 $2.3 $2.5 $2.4 Period End

Hedging Structures: Four floor contracts (indexed to 1 Month SOFR) to hedge the risk of declining interest rates on floating rate commercial loans. The contracts have a term of 6 years. • 3.5% floor contract with a notional value of $500 million. The contract begins 7/2024. • 3.25% floor contract with a notional value of $500 million. The contract begins 11/2024. • 3.0% floor contract with a notional value of $500 million. The contract begins 3/2025. • 2.75% floor contract with a notional value of $500 million. The contract begins 7/2025. WELL-POSITIONED FOR MULTIPLE RATE ENVIRONMENTS 17 Opportunities to enhance and protect NII. • Net yield on interest earning assets increased 16 bps over Q4 to 3.33%. • Loan yield increased 12 bps over Q4 to 6.27%. • Total deposit costs increased 4 bps over Q4 to 1.38%. • As of December 31, 2023, 57% of loans were variable rate, (73% commercial, 27% consumer). • Large core deposit base and historically low betas. Cost of Total Deposits & Deposit Beta: Prior & Current Fed Cycle Cost of Total Deposits Deposit Beta1 End of Fed Rate Increases / Current Before Fed Rate Increases 12%.38%.12%Commerce (3Q2015 – 2Q2019) 27%.85%.23%Peer Median (3Q2015 – 2Q2019) 26%1.38%.03%Commerce (4Q2021 – 1Q2024) 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Quarter in the Fed Cycle Source: S&P Global Market Intelligence 1 Fed Rate increase cycle from 3Q2015 through 2Q2019, +225 bps; Fed Rate increase cycle from 4Q2021 through 1Q2024, +525 bps Effective Fed Funds Rate (3Q2015 - 2Q2019) Effective Fed Funds Rate (4Q2021 - Current) 3Q2015 / 4Q2021

Over 57% of total loans are variable; 65% of commercial loans have floating rates SUMMARY OF FIXED & FLOATING LOANS 40% 60% Business Total Loans: $6.0B Fixed Variable C om m er ci al 61% 39% Personal RE Total Loans: $3.0B C on su m er 100% HELOC Total Loans: $0.3B 41% 59% Business RE Total Loans: $3.7B 95% 5% Consumer Card Total Loans: $0.6B 73% 27% Consumer Total Loans: $2.1B 18 97% 3% Construction Total Loans: $1.4B Source: 2023 10-K

9% 12% 55% 19% 5% Composition of AFS Portfolio Treasury & agency Municipal MBS Other asset backed Corporate HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO 1Excludes inflation effect on TIPs; 2Tax equivalent yield Duration (yrs)Avg RateQTD – March 31, 2024 2.51.61%Treasury & agency1 5.21.97%2Municipal 5.12.19%MBS 1.02.39%Other asset-backed 3.31.93%Corporate 4.22.18%Total 19 Total available for sale securities Average balance: $9.5 billion, at fair value As of March 31, 2024

Average Loan to Deposit Ratio3 SOUND CAPITAL AND LIQUIDITY POSITION 20 Tier 1 Risk-Based Capital Ratio1 1S&P Global Market Intelligence, Information as of December 31, 2023 2Period-end balances, as of March 31, 2024 3Includes loans held for sale, for the quarter ended March 31, 2024 15.5% 15.3% 13.7% 13.1% 12.6% 12.3% 12.1% 12.1% 12.1% 11.8% 11.7% 11.4% 11.2% 11.2% 11.1% 10.9% 10.8% 10.3% 10.3% 10.0% PB CBSH CFR UBSI UCBI HWC SFNC BOKF CADE SSB OZK ONB ABCB FULT FIBK UMBF PNFP FNB WTFC ASB Peer Median: 11.7% Core Deposits $22.0 Billion2 Large, stable deposit base Loan to Deposit Ratio Total Deposits 70% Average Loan to Deposit Ratio184% 90%10% Core Deposits - Non-Interest Bearing - Interest Checking - Savings and Money MarketCertificates of Deposits Commerce Peer Average

$7.8 $7.3 $5.8 $93.2 $118.2 1Q23 4Q23 1Q24 $6.8 $8.0 $8.9 $6.1 $10.1 1Q23 4Q23 1Q24 MAINTAINING STRONG CREDIT QUALITY 21 Net Loan Charge-Offs (NCOs) $ in millions NCOs- CBSH NCOs - Peer Average NCO/Average Loans1 - CBSH $159.3 $162.4 $160.5 $280.5 $312.1 1Q23 4Q23 1Q24 Allowance for Credit Losses on Loans (ACL) $ in millions ACL - CBSH ACL - Peer Average ACL / Total Loans - CBSH Non-Accrual Loans (NALs) $ in millions NALs - CBSH NALs - Peer Average 20.4x 22.2x 27.7x 4.6x 3.8x 1Q23 4Q23 1Q24 Allowance for Credit Losses on Loans (ACL) to NALs ACL / NALs - CBSH ACL / NALs - Peer AverageNALs / Total Loans - CBSH NCO/Average Loans1 – Peer Average .05% NALs / Total Loans – Peer Average .04% .03% .38% .46% ACL / Total Loans – Peer Average .96% .94% .93% 1.17% 1.24% .17% .19% .21% .10% .16% Percentages are illustrative and not to scale; Peer Banks include: ABCB, ASB, BOKF, CADE, CFR, FIBK, FNB, FULT, HWC, ONB, OZK, PB, PNFP, SFNC, SSB, UBSI, UCBI, UMBF, WTFC 1As a percentage of average loans (excluding loans held for sale)

ALLOCATION OF ALLOWANCE 22 CECL allowances reflect the economic and market outlook March 31, 2024Dec. 31, 2023 % of Outstanding Loans Allowance for Credit Losses (ACL) % of Outstanding Loans Allowance for Credit Losses (ACL)$ in millions .73%$ 43.8.78%$ 47.1Business .81%30.2 .80%29.7 Bus R/E 2.10%31.42.17%31.4Construction .94%$ 105.5.97%$ 108.2Commercial total .56%11.9 .56%11.6 Consumer 5.13%28.94.86%28.7Consumer CC .40%12.3.40%12.0Personal R/E .56%1.8.55%1.8Revolving H/E .30%.1 1.62%.1 Overdrafts .90%$ 55.0 .90%$ 54.2 Consumer total .93%$ 160.5.94%$ 162.4Allowance for credit losses on loans 1.07% 0.88% 0.90% 0.92% 0.96% 0.94% 0.95% 0.94% 0.93% 0.60% 0.80% 1.00% 1.20% 1.40% $100 $150 $200 $125 $175 $225 $162.8 3Q $150.0 0.99% 4Q $134.7 0.87% 1Q $138.0 2Q $143.4 1/1 $150.1 4Q $159.3 1Q $158.7 $139.6 2Q $162.2 0.95% 3Q $200.5 1Q 4Q $160.5 1Q3Q $172.4 1.10% 1.22% 2Q $162.4 Allowance for Credit Losses (ACL) on Loans ACL - Loans (left) ACL / Total Loans (right) $ in millions 202220212020 2023 2024

Quick Facts: Small Business Investment Company (SBIC) founded in 1959 Nationwide footprint with Greater Midwest Focus 36 Portfolio Companies Representing $960.2 million in Revenue Over 3,300 Employees Fair Value as of March 31, 2024: $183.7 million Investment Criteria • Manufacturing, distribution and certain service companies • Cash flow positive • Good management • Consistent financial performers • Operate in niche markets • Significant and defensible market positions • Differentiated products and services • Scalable business platforms Target Parameters • Revenues - $10 million to $100 million • EBITDA - $2 million to $7 million CAPITAL FOR BUSINESS® A middle-market private equity firm focused on the success of industrial growth companies Transaction Types Management buyouts Leveraged buyouts Succession plans Recapitalizations Corporate divestitures Investment Structures Subordinated debt Preferred stock Common stock Warrants Other Information Co-investors Majority control Target 5-7 year hold period Management participation 23

NON-GAAP RECONCILIATIONS 24 For The Three Months Ended Mar. 31, 2023Dec. 31, 2023Mar. 31, 2024(DOLLARS IN THOUSANDS) 251,623$248,421$248,999$Net Interest IncomeA 137,612$144,879$148,848$Non-Interest IncomeB 224,107$251,254$245,697$Non-Interest ExpenseC 165,128$142,046$152,150$Pre-Provision Net Revenue (A+B-C) Pre-tax, Pre-provision Net Revenue